UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2017

HILLENBRAND, INC.

(Exact Name of Registrant as Specified in Charter)

Indiana	1-33794	26-1342272
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Batesville Boulevard Batesville, Indiana	47006
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (812) 934-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by the check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01        Regulation FD Disclosure

A copy of the presentation slides to be used by Hillenbrand, Inc. (the “Company”) for its investor day (“Investor Day”) event on December 12, 2017 are attached as Exhibit 99.1 to this Current Report on Form 8-K.  The presentation slides are also available on the Company’s website under “Investor Relations” at www.hillenbrand.com.  The Company’s press release regarding its Investor Day is also attached as Exhibit 99.2 hereto.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01        Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

99.1	Investor Day Presentation Slides
99.2	Press Release, dated December 12, 2017, of Hillenbrand, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILLENBRAND, INC.

DATE: December 12, 2017	BY:	/S/ Nicholas R. Farrell
Nicholas R. Farrell
Vice President, General Counsel,
Secretary and Chief Compliance Officer